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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



       Date of Report (date of earliest event reported): OCTOBER 30, 2003



                            PRIDE INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)


              DELAWARE                                 1-13289                              76-0069030
    (State or other jurisdiction              (Commission File Number)                   (I.R.S. Employer
          of incorporation)                                                             Identification No.)


       5847 SAN FELIPE, SUITE 3300
             HOUSTON, TEXAS                                            77057
(Address of principal executive offices)                            (Zip Code)



       Registrant's telephone number, including area code: (713) 789-1400
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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits.

             99.1 News release issued by Pride International, Inc. dated October
                  30, 2003.

ITEM 12. RESULTS OF OPERATION AND FINANCIAL CONDITION

         On October 30, 2003, Pride issued a press release with respect to its 2003 third quarter earnings. The press release is furnished as Exhibit 99.1 to this Current Report and incorporated by reference herein.

         The information furnished pursuant to this Item 12, including Exhibit 99.1, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed by Pride under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           PRIDE INTERNATIONAL, INC.


                                           By:   /s/ EARL W. McNIEL
                                               ---------------------------------
                                                     Earl W. McNiel
                                                     Vice President and
                                                     Chief Financial Officer


Date: October 31, 2003


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                                  EXHIBIT INDEX


EXHIBIT
  NO.        DESCRIPTION
-------      -----------
99.1         News release issued by Pride International, Inc. dated October 30,
             2003.


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